Russell Investment Funds

RUSSELL INVESTMENT FUNDS

Supplement dated April 13, 2022 to

INTERNATIONAL DEVELOPED MARKETS FUND

SUMMARY PROSPECTUS DATED May 1, 2021,

As supplemented April 12, 2022 and April 13, 2022

I. SUMMARY PROSPECTUS LEGEND: The first paragraph of the legend appearing at the top of the first page of the Summary Prospectus is hereby replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at https://connect.rightprospectus.com/russellinvestments?Site=RIF. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund’s Prospectus and SAI, both dated May 1, 2021, as supplemented through April 12, 2022, and the Fund’s most recent shareholder report, dated December 31, 2021, are all incorporated by reference into this Summary Prospectus.

II. MANAGEMENT: The following changes are made in the sub-section entitled “Management” in the Summary Prospectus listed above:

The following information is deleted:

Nick Haupt, Associate Portfolio Manager and Megan Roach, Senior Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Haupt has managed the Fund since April 2022 and Ms. Roach has managed the Fund since March 2019.

The following information is added:

Jon Eggins, Senior Director, Head of Global Equity, and Jordan McCall, Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since February 2015 and Mr. McCall has managed the Fund since April 2022.